Finance costs	12 Months Ended
Dec. 31, 2021
Finance costs [Abstract]
Finance costs
7.	Finance costs

	2021	2020	2019
	£’000	£’000	£’000
Interest on lease liabilities (see Note 12)	1,732	2,401	2,947
Interest expenses on financial liabilities measured at amortized cost	4,081	708	849
Loss from change in fair value of embedded derivative asset	—	266	454
Loss from change in fair value of derivative liability	—	—	5,127
Other finance costs	—	—	2
	5,813	3,375	9,379

Interest expenses on financial liabilities measured at amortized cost in the year ended December 31, 2021 relate to the Oxford Finance debt agreement signed on November 6, 2020.

Included within interest expenses for the year ended December 31, 2020, are £159,000 related to the Bill & Melinda Gates Foundation (the “Gates Foundation”) convertible loan, which was converted into series B shares in March 2020 (see Note 15) and £549,000 arising on the $50 million drawn down under the Oxford Finance debt agreement (see Note 16). Interest expenses for the year ended December 31, 2019 relate to the convertible loan received from the Gates Foundation.

The Group received a convertible loan in September 2017 from the Gates Foundation which contains conversion features which are accounted for as an embedded derivative and separated from the convertible loan. During the year ended December 31, 2020 the loss from the change in fair value of the embedded derivative asset represents the movement in fair value of this embedded derivative asset on derecognition arising from the conversion of the loan into series B shares and during the year ended December 31, 2019, this also represents the movement in fair value of this embedded derivative asset.

The derivative liability represents a foreign exchange call option over certain series B shares. The loss of £5,127,000 from the change in fair value of the derivative liability represents the movement in fair value of this derivative from inception, during 2019, to December 31, 2019.